UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2007
THE LAMSON & SESSIONS CO.
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	001-00313 (Commission File Numbers)	34-0349210 (I.R.S. Employer Identification Nos.)

25701 Science Park Dr. Cleveland, Ohio (Address of Principal Executive Offices)		44122-7313 (Zip Code)
Registrant’s telephone number, including area code: (216) 768-7400
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 1, 2007, The Lamson & Sessions Co. (“Lamson”) issued a press release announcing that the waiting period under the Hart-Scott-Rodino Act (HSR) in connection with the Agreement and Plan of Merger by and among Thomas & Betts Corporation, its merger subsidiary and Lamson has expired without action by either the Federal Trade Commission or the Department of Justice. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
* * *
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1     Press Release of The Lamson & Sessions Co., dated October 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.
By:	/s/ James J. Abel
	Name:	James J. Abel
	Title:	Executive Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: October 1, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of The Lamson & Sessions Co., dated October 1, 2007.